Form N-CSR Item 10(b) Exhibit

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certify in their capacity as Treasurer and President, respectively, of The Massachusetts Health & Education Tax-Exempt Trust (the "Fund"), that:

(a) the Semi-Annual Report of the Fund on Form N-CSR for the period ended June 30, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended;
and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Fund for such period.

A signed original of this written statement required by section 906 has been provided to the Fund and will be retained by the Fund and furnished to the Securities and Exchange Commission or its staff upon request.

Date: August 20, 2004

By: /s/ Kristin S. Anagnost
    ---------------------------
    Kristin S. Anagnost
    Treasurer

Date: August 20, 2004

By: /s/ Thomas J. Fetter
    ---------------------------
    Thomas J. Fetter
    President